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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 16, 1999
             ------------------------------------------------------
                Date of report (date of earliest event reported)


                            INTRANET SOLUTIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          Minnesota                              0-19817                                   41-1652566
------------------------------        ------------------------------        ------------------------------------------
  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Indentification No.)
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8091 Wallace Drive, Eden Prairie, Minnesota                   55344
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  (Address of principal executive offices)                  (Zip Code)


                        Telephone Number: (612) 903-2000
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.      Other events

             On September 16, 1999, IntraNet Solutions, Inc. ("IntraNet Solutions") signed an Agreement and Plan of Merger (the "Agreement") with InfoAccess, Inc. ("InfoAccess"), a privately held company headquartered in Bellevue, Washington.

             The acquisition, which will be accounted for as a pooling of interests, will be completed through the merger of IntraNet Solutions (Washington), Inc. ("Merger Sub"), a wholly owned subsidiary of IntraNet Solutions, into InfoAccess. In connection with the merger, IntraNet Solutions will issue to the shareholders of InfoAccess unregistered shares of IntraNet Solutions' common stock, valued at approximately $14.93 million, based on the closing price for IntraNet Solutions common stock on the Nasdaq Stock Market on September 16, 1999, and will convert existing InfoAccess employee stock options into IntraNet Solutions stock options. After the closing, InfoAccess will be a wholly owned subsidiary of IntraNet Solutions.

             The closing of this acquisition is subject to approval by the InfoAccess shareholders and the satisfaction of other closing conditions.

Item 7.      Financial statements and exhibits

      (c)    Exhibits

             2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Solutions (Washington), Inc., InfoAccess, Inc., and certain Significant Shareholders of InfoAccess, Inc., dated as of September 16, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

             99   News Release dated September 17, 1999.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  September 20, 1999

                                       INTRANET SOLUTIONS, INC.
                                       (Registrant)


                                       By   /s/Gregg A. Waldon
                                          -------------------------------------
                                          Gregg A. Waldon
                                          Chief Financial Officer,
                                                Treasurer and Secretary
                                          (Principal financial and accounting
                                          officer and duly authorized signatory
                                          on behalf of the registrant)





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                                INDEX TO EXHIBITS


Exhibit No.

2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Solutions (Washington), Inc., InfoAccess, Inc., and certain Significant Shareholders of InfoAccess, Inc., dated as of September 16, 1999. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99                News Release dated September 17, 1999.